BREAKTHROUGH SCIENCE FOR BETTER HEALTH NASDAQ: ARDX Exhibit 99.1

FORWARD-LOOKING STATEMENTS To the extent that statements contained in this presentation are not descriptions of historical facts regarding Ardelyx, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor of the Private Securities Reform Act of 1995, including the potential for Ardelyx’s product candidates in treating the diseases and conditions for which they are being developed; Ardelyx’s future development plans for its product candidates and the expected timing thereof; Ardelyx’s expected timing for the receipt of results from its clinical trials evaluating its product candidates; the commercial potential for Ardelyx’s product candidates; and the potential of Ardelyx's drug discovery and design platform. Such forward-looking statements involve substantial risks and uncertainties that could cause the development of Ardelyx’s product candidates or Ardelyx's future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in research and the clinical development process; the uncertainties in the manufacture of clinical trial material, including process development, and scale up of manufacturing processes; the uncertainties associated with the regulatory approval process; and the uncertainties in the drug commercialization process. Ardelyx undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Ardelyx's business in general, please refer to Ardelyx's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 5, 2017, and its subsequent current and periodic reports filed and to be filed with the Securities and Exchange Commission.

CREATING FIRST-IN-CLASS MEDICINES Our goal is to dramatically enhance the treatment of patients with gastrointestinal and cardiorenal diseases.

TENAPANOR: DRIVING TOWARDS COMMERCIALIZATION A $1B+ OPPORTUNITY PRIMARY ENDPOINT ACHIEVED IN 1ST PHASE 3 FOR IBS-C 2ND Phase 3 fully enrolled & data early Q4; Preparing for 2018 NDA submission APPROVABILITY supported by 1st Phase 3 readouts in IBS-C and hyperphosphatemia COMMERCIALLY DISTINCT and competitive products to address significant markets FIRST-IN-CLASS with new mechanism of action approaches PRIMARY ENDPOINT ACHIEVED IN 1ST PHASE 3 FOR HYPERPHOSPHATEMIA 2ND Phase 3 to begin mid-2017

SIGNIFICANT AND GROWING IBS-C MARKET GROWTH DRIVERS FOR IBS-C MARKET Increasing awareness of Rx treatment options Significant prescription growth Millions of untreated patients Sustained relief needed Reduced abdominal pain Return of health-related quality of life and work productivity THE ROLE FOR TENAPANOR Distinct mechanism of action Expanding market footprint; similar overall response rates among treatments Potential in CIC (15% of adults in U.S. and EU have CIC) Potential in opioid-induced constipation (common side effect of opioids) Less than 25% of 11M U.S. IBS-C patients currently treated with branded Rx

A CLEAR NEED FOR NEW IBS-C TREATMENTS WITH NOVEL MOA 72% 28% An Rx-Product with a novel MOA A new generation of an existing Rx product 72% of HCPs prefer a new treatment with a novel MOA to manage IBS-C Normalization of bowel movements (3/week – 3/day) seen as most important attribute 39% sufficiently treated 28% insufficiently treated 33% with “potential other reason to change” Only 2 of 5 patients are sufficiently treated today (1 = most important) Recently conducted internal market research (post T3MPO-1) among 50 healthcare providers (GIs and PCPs)

TENAPANOR: ROLE IN IBS-C BASED ON T3MPO-1 DATA 21.0 13.9 14.2 17.8 18.7 5.1 3.0 3.3 6 of 12 Weeks Combined Responder Rates (non head-to-head trials) 9 of 12 Weeks Combined Responder Rates (non head-to-head trials) Chey et al. Am J Gastro 2012 and Rao et al Am J Gastro 2012 Data Presented at DDW 2017 Tenapanor T3MPO-1 Trial Results; May 12, 2017 Data not available Data not available Achieved statistically significant primary endpoint Ability to normalize bowel habits Well-tolerated First-in-class mechanism of action 1 1 1 1 2 2 2 2 3 3

T3MPO-1 PROFILE: THE VIEW FROM IBS-C TREATING PHYSICIANS (5) Very Different (4) (3) (2) (1) Very Similar (5) Very Interested (4) (3) (2) (1) Not At All Interested 58% of HCPs think tenapanor is “different/ very different” from currently available IBS-C treatments 72% of HCPs are “very interested/ interested” in using tenapanor HCPs view T3MPO-1 efficacy (normalization) and 9-week data as most important Frequency of reference as 1 of top 3 most important attributes Recently conducted internal market research (post T3MPO-1) among 50 healthcare providers (GIs and PCPs)

Same design and patient population as T3MPO-1 and Phase 2b Same 12-week treatment period primary endpoint Data readout in early Q4 2017 Preparing for 2018 NDA submission T3MPO-3 open-label safety study; results expected in late 2017 T3MPO-2: 6-Month Tenapanor IBS-C Phase 3 Trial T3MPO PROGRAM: FULLY ENROLLED & ON WAY TO COMPLETION T3MPO-1: 3-Month Tenapanor IBS-C Phase 3 Trial COMPLETED & PRIMARY ENPOINT ACHIEVED

IBS-C MARKET DRIVERS FOR TENAPANOR’S COMMERCIAL POTENTIAL IMPORTANT OPPORTUNITY TO EXPAND INTO CIC AND OIC 2016 product sales in SEC filings for branded Rxs Based on Phase 3 data Modest penetration with tenapanor represents $400M - $500M commercial opportunity ~$1 BILLION in annual revenues by branded Rx’s today1 Limited IBS-C Rx treatment options available Two-thirds of patients do not respond to currently available branded Rx treatments2 Market research supports meaningful role for tenapanor for the treatment of patients with IBS-C Expand footprint and optimize access to tenapanor through potential strategic partnerships

TENAPANOR: GAME CHANGING FOR HYPERPHOSPHATEMIA 1. IMS Health website 2. https://pharm.ucsf.edu/kidney/need/statistics THE ROLE FOR TENAPANOR New treatment mechanism to replace phosphate binders Significant reduction in serum phosphorous and FGF-23 Substantially reduced pill burden and pill sizes Easy formulation without tablet chewing or powders Convenient dosing; potentially with or without food Tolerable with limited GI side effects >85% OF 11M US patients currently not treated with branded Rx GROWTH DRIVERS FOR HYPERPHOSPHATEMIA2 Aging baby boomers Increase in ESRD prevalence in U.S. by 5% per year ESRD patients make up 1% of U.S. Medicare population, but account for 7% of Medicare budget >100,000 U.S. patients on kidney transplant list; <20,000 available donor kidneys each year Phosphate Binders are ONLY HP treatment today1 Total Rxs by quarter for marketed products

TENAPANOR: IMPACT ON TREATMENT OF HP 4. Chiu 2009 5. DOPPS Practice Monitor, December 2015. www.dopps.org/DPM  6. Lederer 2016 Nearly half of patients are not compliant with their current treatment6 Pill burden (19+ pills/day; ½ are phosphate binders4) and side-effects associated with binders prohibit necessary adherence and compliance Poor compliance and adherence limits chronic use resulting in suboptimal results 2/3 of patients are not at target serum phosphorus levels at any point in time5 Not actual size; however, relative sizes are to scale Tenapanor pill color may change Tenapanor (10 mg twice daily used for illustration purposes) DAILY DOSE

CONFIRMATORY PHASE 3 TO BEGIN MID-2017 Planned design: 26-week randomized treatment period followed by up to 12-week, double-blind, placebo-controlled, randomized withdrawal (RW) and open-label extension study Same primary endpoint as 1st Phase 3 study 320 ESRD patients Tenapanor 30 mg BID with the ability to titrate Study completion and data in 2019 TENAPANOR: ON THE PATH FOR APPROVAL FOR HP TREATMENT FIRST PHASE 3 SUCCESSFULLY COMPLETED Statistically significant primary endpoint Clinically meaningful change in serum phosphorus levels Reduced pill burden with just 2 tiny pills Convenient dosing; potentially with or without food Favorable tolerability No discontinuations due to diarrhea in placebo-controlled RW period Profile supports long-term Rx compliance and may result in better outcomes FIRST SMALL MOLECULE, NON-PHOSPHATE BINDER TREATMENT FOR HP

TENAPANOR FOR HP: A CARDIORENAL FRANCHISE OPPORTUNITY

2016 MARKET SHARE BY TOTAL Rx[1]


Auryxia 1%
Velphoro 2%
Fosrenol 3%
Others 1%
Renagel 4%
Renvela 48%
Calcium Ace 41%

IMPROVING COMPLIANCE AND ADHERENCE HAS POTENTIAL TO CHANGE PATIENT OUTCOMES

- Cardiorenal presents an opportunity to build a specialized commercial infrastructure of ~75-100 people (alternative options available)
- Plan to focus efforts on U.S. commercialization; leverage strategic partnerships for ex-U.S.
- Efficient investment to build a profitable business
- Deep and successful internal cardiorenal drug development and commercial expertise

$500M-$700M MARKET OPPORTUNITY

1. IMS Health Market Share at 4Q2016

ARDELYX 14

MASSIVE HYPERKALEMIA MARKET WAITING TO BE TAPPED



200k patients with ESRD on dialysis[1]
900k patients with Stage 3/4 CKD[2]
2M patients in US with hyperkalemia that require treatment
900k patients with heart failure[3]

DRIVERS TO CREATING A HYPERKALEMIA MARKET

- New treatments to shape a chronic market
- Expanding use of life-saving RAAS inhibitors cause hyperkalemia
- New anti-diabetics cause hyperkalemia
- Building of a chronic market

THE ROLE FOR RDX7675

- Novel enhancements over long-standing generic treatment
- Effective reduction in potassium levels would limit RAASi and anti-diabetic drug dose reductions
- Increased patient compliance through better palatability
- Sodium and sorbitol free formulations
- Dosing convenience

1. Independent Market Research, Spherix Global Insights
2. Einhorn LM, et al. Arch Intern Med. 2009 Jun 22;169(12):1156-62
3. Mozaffarian D, et al. Circulation. 2015 Jan 27;131(4):e29-322

ARDELYX 15

RDX7675: DISTINCT ADVANTAGES OVER TODAY'S STANDARD-OF-CARE

AVAILABLE TREATMENTS



100 µm

- Gritty texture
- Sodium counter-ion; leads to fluid overload and edema



100 um

- Spherical beads
- Calcium-sorbitol counter-ion

RDX7675



- ✓ Bead design enhances mouth feel and palatability
- ✓ Lack of added sodium or sorbitol aligned with best clinical practice
- ✓ Issued composition of matter patent through 2034

RDX7675 SHOWS IMPROVED PALATABILITY IN HEALTHY VOLUNTEER TASTE TEST[1]



1.75X
2X
1.3X
1.5X
8
7
6
5
4
3
2
1
0
Overall
Grittiness
Mouth feel / texture
Flavor
Sweetness
Aftertaste
Bitterness
Smell
SPS (Median Score)
RDX7675 (Median Score)

Taste Test Scoring

1 = Dislike Everything 2 = Dislike Very Much 3 = Dislike Moderately 4 = Dislike Slightly 5 = Neither like or Dislike 6 = Like Slightly 7 = Like Moderately 8 = Like Very Much 9 = Like Extremely

RDX7675 ONSET OF ACTION DATA EXPECTED 3Q17

ARDELYX

1. Quotient Clinical, 2015; validated taste test created by Sensory Research Limited

16

EXPANDING CARDIORENAL FRANCHISE WITH RDX7675

BRINGING RDX7675 TO MARKET FOR HK

$300M+
MARKET OPPORTUNITY

$3+ billion hyperkalemia market potential with new treatment[1]

Chronic market not yet built

Synergistic opportunity within U.S. cardiorenal franchise

505(b)(2) pathway supports accelerated development and path to market

Simple distribution and storage with no need for refrigeration



[1] Internal estimates

ARDELYX 17

MANAGING BALANCE SHEET WHILE ADVANCING PIPELINE ~$173M in cash and securities at end of 1Q17 No debt Current runway into 3Q18 No plans to finance before T3MPO-2 data Multiple options to extend runway Significant partnering opportunities to efficiently bring tenapanor to market and strengthen balance sheet EXPERT LEADERSHIP WITH TRACK RECORD OF SUCCESS FINANCIAL DISCIPLINE WITH PRUDENT PIPELINE INVESTMENTS

EXECUTING TOWARD TENAPANOR COMMERCIALIZATION FEBRUARY Successfully completed Phase 3 study of tenapanor for hyperphosphatemia MID-YEAR Initiate 2nd Phase 3 study of tenapanor for hyperphosphatemia MAY Successfully completed T3MPO-1 Phase 3 study of tenapanor for IBS-C EARLY 4Q17 Report results from T3MPO-2 Phase 3 study of tenapanor in IBS-C LATE 4Q17 Complete T3MPO-3 open-label safety study of tenapanor in IBS-C 1Q17 2Q17 3Q17 4Q17 Well-financed through T3MPO-2 data; pursuing multiple options to extend runway

INNOVATION THAT DRIVES VALUE BUILDING A VALUABLE GI PORTFOLIO Completion of IBS-C T3MPO program by end of 2017 Tenapanor on path for NDA submission for IBS-C in 2018 Fast-follower programs with RDX8940, RDX011 and RDX023 Significant opportunity to partner and access non-dilutive capital BUILDING A VALUABLE CARDIORENAL PORTFOLIO Tenapanor NDA submission for hyperphosphatemia targeted for 2019 Onset of action study and Phase 3 initiated for RDX7675 for hyperkalemia Fast-follower programs with RDX011 and RDX013 Significant opportunities to partner or go-it-alone LEADING ARDELYX WITH A WORLD-CLASS TEAM Deep expertise in nephrology and GI drug discovery and development Extensive experience in successfully commercializing products Seasoned management across organization CONDUCTING BREAKTHROUGH SCIENCE Unique R&D approach and platform to developing gut-restricted small molecules Rapid and efficient process to move from concept to compound to development